UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020 (June 3, 2020)

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6140 Plumas Street, Reno, Nevada (Address of Principal Executive Offices)	89519-6075 (Zip Code)

(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ORA	NYSE

Item 5.07	Submission of Matters to a Vote of Security Holders.

Ormat Technologies, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders on June 3, 2020. For more information on the following proposals submitted to stockholders, see the Company’s definitive proxy statement, dated April 22, 2020. The results of the votes were as follows:

Proposal 1- Election of Directors
The following ten individuals were elected to the Company’s Board of Directors to serve as directors until the 2021 annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Isaac Angel	45,390,054	236,937	6,101	876,159
Ravit Barniv	44,397,368	1,229,693	6,031	876,159
Albertus Bruggink	45,455,254	171,888	5,950	876,159
Dan Falk	35,012,791	10,615,524	4,777	876,159
David Granot	35,306,524	9,194,016	1,132,552	876,159
Stan H. Koyanagi	45,054,006	573,118	5,968	876,159
Dafna Sharir	45,334,019	294,124	4,949	876,159
Stanley B. Stern	36,455,842	8,044,631	1,132,619	876,159
Hidetake Takahashi	45,455,822	171,456	5,814	876,159
Byron G. Wong	36,450,577	8,049,849	1,132,666	876,159
Proposal 2 - Ratification of Appointment of Kesselman & Kesselman for 2020
The appointment of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified.

	Votes For	Votes Against	Votes Abstained
	45,285,675	798,200	88,008

Proposal 3-Approval of the Compensation of our Named Executive Officers on an Advisory Basis
The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
	40,271,973	5,308,024	53,095	876,159

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ormat Technologies, Inc.

By:	/s/Isaac Angel
Name:	Isaac Angel
Title:	Chief Executive Officer

Date: June 4, 2020